UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025 (August 13, 2025)

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2025, MSA Safety Incorporated (the “Company”) announced that Ms. Julie A. Beck will be appointed Senior Vice President, Chief Financial Officer and Treasurer (principal financial officer) of the Company effective August 18, 2025. Ms. Beck, 63, was most recently Senior Vice President and Chief Financial Officer of Terex Corporation (a global industrial manufacturer of materials processing machinery) from November 2021 to February 2025. Prior thereto, she served as Senior Vice President and Chief Financial Officer of Nova Chemicals, Inc. (a producer of petrochemicals) from February 2016 to September of 2021.

Ms. Beck will participate in the Company’s Executive Incentive Plan, Management Equity Incentive Plan, and Supplemental Savings Plan, each of which is described in the “Compensation Discussion and Analysis” section and elsewhere in the Company’s most recent proxy statement filed on March 31, 2025. In connection with her appointment, the Company will grant Ms. Beck an award of restricted stock units with a grant date value of $250,000, one-third of which will vest on each anniversary for the three-year period following the grant date, subject to Ms. Beck’s continued employment with the Company. Following Ms. Beck’s appointment, Ms. Elyse L. Brody will no longer serve as Interim Chief Financial Officer and will remain as the Company’s Executive Director of Financial Planning and Analysis and Strategy.

The Company's press release announcing the changes is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description
99.1	MSA Safety Incorporated Press Release dated August 13, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Richard W. Roda
Richard W. Roda
Vice President, Secretary and Chief Legal Officer
August 13, 2025